Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports First Quarter Results

CHARLOTTE, N.C. – April 26, 2017 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter of 2017.

First Quarter 2017 Results

•	EchoPark® stores retailed 1,673 units, up 77.8% over the prior year quarter

•	Record Q1 pre-owned units of 30,372 contributing gross profit of $40.8 million

•	Record Q1 fixed operations gross profit of $169.3 million, up 2.0% over the prior year quarter

•	Record Q1 F&I gross profit and gross profit per retail unit of $83.1 million and $1,379, respectively

•	Record Q1 total gross profit of $350.3 million, up 1.5% over the prior year quarter

GAAP Basis

Net income from continuing operations for the first quarter of 2017 was $0.0 million, or $0.00 per diluted share. These results include charges related to the redemption of Sonic’s 7.0% Senior Subordinated Notes due 2022 (the “7.0% Notes”), weather-related physical damage costs and fixed asset impairments, offset by net settlement gains related to legal matters. The pre-tax charges related to the redemption of the 7.0% Notes totaled approximately $15.3 million, or $0.21 per diluted share. In conjunction with this redemption, Sonic lowered its overall borrowing costs, extended its debt maturities and increased its liquidity through a private placement (with registration rights) of $250.0 million of 6.125% Senior Subordinated Notes due 2027 (the “6.125% Notes”). See the attached schedules for additional information related to first quarter 2017 charges. Also included in the GAAP reported amounts for the first quarter of 2017 is a net after-tax loss from operations related to EchoPark® of $3.3 million, or $0.07 per diluted share.

Comparatively, net income from continuing operations for the first quarter of 2016 was $14.5 million, or $0.31 per diluted share. The results from 2016 include charges for weather-related physical damage costs. Also included in the GAAP reported amounts for the first quarter of 2016 is a net after-tax loss from operations related to EchoPark® of $2.2 million, or $0.05 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the first quarter of 2017 and 2016 was $10.3 million, or $0.23 per diluted share, and $18.2 million, or $0.39 per diluted share, respectively. The adjustments in the 2017 quarterly period relate to the redemption of Sonic’s 7.0% Notes, weather-related physical damage costs and fixed asset impairments, offset by net settlement gains related to legal matters. The adjustments in the 2016 quarterly period are for weather-related physical damage costs.

Commentary

Jeff Dyke, Sonic’s EVP of Operations, stated, “As we expected and forecasted in our internal models, the months of January and February in 2017 were difficult. Weakness was driven by a lack of new retail volume and a shorter fixed operations calendar in February. As we typically see, March was very good. In fact, we were able to set volume and gross records within the month of March. However, the month was not strong enough to offset the weakness experienced in the first two months of the year. I was particularly pleased with our pre-owned and F&I performances for the quarter, both posting record results. Our F&I performance continues improving at a rapid pace, setting an all-time PUR record in the month of March. March was also our biggest used volume month in company history, which helped support a resurgence of our business for the quarter. EchoPark® continues to make great progress and we expect to break ground in the San Antonio, Texas market in April. We also launched One Sonic One Experience (“OSOE”) in a BMW store during the first quarter of 2017 and the store has ramped up nicely each month since our January install. We will continue the rollout of EchoPark® and OSOE as the performance of these initiatives continues to validate our strategy.”

B. Scott Smith, the Company’s Chief Executive Officer, noted, “We continue executing strategies that yield long-term benefits. We believe the refinancing of our 7.0% Notes with a 6.125% Note issuance will prove to be a big win for us as we expect interest rates to continue to gradually rise over the next several years. Although the charges incurred during the quarter relating to the redemption depressed our reported earnings, we will enjoy the benefits of this long-term financing over the next ten years. Moving forward, we are excited about the upcoming opening of our new Audi store in Pensacola, Florida and the introduction of the EchoPark® brand to the Texas market in 2017. We are committed to growing the Company through the expansion of our EchoPark® brand and through the expansion of our franchised dealerships through acquisitions and open points. We believe our strong relationships with our manufacturer partners will allow us to continue to aggressively grow this part of our business if the target fits within our acquisition strategy. We welcome the opportunity to review these types of deals.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on June 15, 2017. The dividend will be payable on July 14, 2017.

First Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 1713085

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 1713085

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark® Automotive can be found at www.echopark.com.

Forward Looking Statements

Included herein are forward-looking statements, including statements with respect to the anticipated benefits of our long-term financing strategy, the anticipated expansion of our EchoPark® business and our franchised dealerships, and our belief that our strong relationships with our manufacturer partners will allow us to continue to aggressively grow our franchised dealership business through strategic acquisitions and new dealership open points. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

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Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” amounts) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended March 31,
	2017	2016
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,147,380	$1,149,437
Fleet vehicles	24,552	15,133

Total new vehicles	1,171,932	1,164,570
Used vehicles	634,474	598,355
Wholesale vehicles	46,310	44,374

Total vehicles	1,852,716	1,807,299
Parts, service and collision repair	352,043	346,054
Finance, insurance and other, net	83,063	81,273

Total revenues	2,287,822	2,234,626
Gross profit	350,346	345,150
Selling, general and administrative expenses	(292,234)	(284,375)
Impairment charges	(510)	—
Depreciation and amortization	(21,153)	(18,470)

Operating income (loss)	36,449	42,305
Other income (expense):
Interest expense, floor plan	(8,387)	(6,436)
Interest expense, other, net	(13,409)	(12,339)
Other income (expense), net	(14,501)	104

Total other income (expense)	(36,297)	(18,671)

Income (loss) from continuing operations before taxes	152	23,634
Provision for income taxes for continuing operations - benefit (expense)	(172)	(9,170)

Income (loss) from continuing operations	(20)	14,464

Income (loss) from discontinued operations	(521)	160

Net income (loss)	$(541)	$14,624

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$—	$0.31
Earnings (loss) per share from discontinued operations	(0.01)	—

Earnings (loss) per common share	$(0.01)	$0.31

Weighted average common shares outstanding	44,791	47,122

Gross Margin Data (Continuing Operations):
New retail vehicles	5.1%	5.1%
Fleet vehicles	(0.9%)	0.2%
Total new vehicles	5.0%	5.0%
Used vehicles	6.4%	6.8%
Wholesale vehicles	(2.5%)	(2.4%)
Parts, service and collision repair	48.1%	48.0%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	15.3%	15.4%

SG&A Expenses (Continuing Operations):
Compensation	$176,547	$169,041
Advertising	15,257	15,347
Rent	18,487	18,720
Other	81,943	81,267

Total SG&A expenses	$292,234	$284,375
SG&A expenses as % of gross profit	83.4%	82.4%

Operating Margin %	1.6%	1.9%

Unit Data (Continuing Operations):
New retail units	29,870	30,156
Fleet units	625	449

Total new units	30,495	30,605
Used units	30,372	29,333
Wholesale units	8,307	8,423

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended March 31, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,791	$(20)		$(521)		$(541)
Effect of participating securities:
Non-vested restricted stock		—		—		—

Basic earnings (loss) and shares	44,791	$(20)	$—	$(521)	$(0.01)	$(541)	$(0.01)
Effect of dilutive securities:
Stock compensation plans	—

Diluted earnings (loss) and shares	44,791	$(20)	$—	$(521)	$(0.01)	$(541)	$(0.01)

Adjustments:
Impairment charges		$510		$—		$510
Storm damage		2,382		—		2,382
Legal settlements		(1,149)		—		(1,149)
Loss on debt extinguishment.		15,268		—		15,268

Total adjustments before taxes		17,011		—		17,011
Income tax effect of above adjustments		(6,677)		—		(6,677)

Effect of adjustments, net of income taxes		$10,334	$0.23	$—	$—	$10,334	$0.23

Adjusted:

Earnings (loss), diluted shares and diluted earnings (loss) per share (1)	45,144	$10,314	$0.23	$(521)	$(0.01)	$9,793	$0.22

(1)	Net loss attributable to EchoPark® operations was $0.07 per fully diluted share in the three months ended March 31, 2017.

	Three Months Ended March 31, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	46,950	$14,464		$160		$14,624
Effect of participating securities:
Non-vested restricted stock		(6)		—		(6)

Basic earnings (loss) and shares	46,950	$14,458	$0.31	$160	$—	$14,618	$0.31
Effect of dilutive securities:
Stock compensation plans	172

Diluted earnings (loss) and shares	47,122	$14,458	$0.31	$160	$—	$14,618	$0.31

Adjustments:
Storm damage and other		$6,043		$(523)		$5,520

Total adjustments before taxes		6,043		(523)		5,520
Income tax effect of above adjustments		(2,345)		203		(2,142)

Effect of adjustments, net of income taxes		$3,698	$0.08	$(320)	$(0.01)	$3,378	$0.07

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (2)		$18,162	$0.39	$(160)	$(0.01)	$18,002	$0.38

(2)	Net loss attributable to EchoPark® operations was $0.05 per fully diluted share in the three months ended March 31, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,171,932	$1,164,570	$7,362		0.6%
Gross profit	$58,278	$58,424	$(146)		(0.2%)
Unit sales	30,495	30,605	(110)		(0.4%)
Revenue per unit	$38,430	$38,052	$378		1.0%
Gross profit per unit	$1,911	$1,909	$2		0.1%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,158,115	$1,164,570	$(6,455)		(0.6%)
Gross profit	$57,558	$58,375	$(817)		(1.4%)
Unit sales	30,188	30,605	(417)		(1.4%)
Revenue per unit	$38,363	$38,052	$311		0.8%
Gross profit per unit	$1,907	$1,907	$—		0.0%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$634,474	$598,355	$36,119		6.0%
Gross profit	$40,833	$40,531	$302		0.7%
Unit sales	30,372	29,333	1,039		3.5%
Revenue per unit	$20,890	$20,399	$491		2.4%
Gross profit per unit	$1,344	$1,382	$(38)		(2.7%)
Gross profit as a % of revenue	6.4%	6.8%	(40	)bps

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$615,391	$598,355	$17,036		2.8%
Gross profit	$38,286	$38,992	$(706)		(1.8%)
Unit sales	29,458	29,333	125		0.4%
Revenue per unit	$20,890	$20,399	$491		2.4%
Gross profit per unit	$1,300	$1,329	$(29)		(2.2%)
Gross profit as a % of revenue	6.2%	6.5%	(30	)bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$46,310	$44,374	$1,936		4.4%
Gross profit (loss)	$(1,172)	$(1,078)	$(94)		(8.7%)
Unit sales	8,307	8,423	(116)		(1.4%)
Revenue per unit	$5,575	$5,268	$307		5.8%
Gross profit (loss) per unit	$(141)	$(128)	$(13)		(10.2%)
Gross profit (loss) as a % of revenue	(2.5%)	(2.4%)	(10	)bps

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$45,260	$44,353	$907		2.0%
Gross profit (loss)	$(1,085)	$(1,076)	$(9)		(0.8%)
Unit sales	8,120	8,418	(298)		(3.5%)
Revenue per unit	$5,574	$5,269	$305		5.8%
Gross profit (loss) per unit	$(134)	$(128)	$(6)		(4.7%)
Gross profit (loss) as a % of revenue	(2.4%)	(2.4%)	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$138,134	$147,394	$(9,260)		(6.3%)
Warranty	69,919	57,559	12,360		21.5%
Wholesale parts	43,281	45,309	(2,028)		(4.5%)
Internal, sublet and other	100,709	95,792	4,917		5.1%

Total	$352,043	$346,054	$5,989		1.7%

Gross profit
Customer pay	$73,440	$80,358	$(6,918)		(8.6%)
Warranty	38,670	31,326	7,344		23.4%
Wholesale parts	7,550	7,941	(391)		(4.9%)
Internal, sublet and other	49,684	46,375	3,309		7.1%

Total	$169,344	$166,000	$3,344		2.0%

Gross profit as a % of revenue
Customer pay	53.2%	54.5%	(130	)bps
Warranty	55.3%	54.4%	90	bps
Wholesale parts	17.4%	17.5%	(10	)bps
Internal, sublet and other	49.3%	48.4%	90	bps
Total	48.1%	48.0%	10	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$137,419	$147,394	$(9,975)		(6.8%)
Warranty	69,589	57,559	12,030		20.9%
Wholesale parts	43,228	45,309	(2,081)		(4.6%)
Internal, sublet and other	99,209	95,792	3,417		3.6%

Total	$349,445	$346,054	$3,391		1.0%

Gross profit
Customer pay	$73,089	$80,358	$(7,269)		(9.0%)
Warranty	38,439	31,282	7,157		22.9%
Wholesale parts	7,537	7,941	(404)		(5.1%)
Internal, sublet and other	48,413	46,068	2,345		5.1%

Total	$167,478	$165,649	$1,829		1.1%

Gross profit as a % of revenue
Customer pay	53.2%	54.5%	(130	)bps
Warranty	55.2%	54.3%	90	bps
Wholesale parts	17.4%	17.5%	(10	)bps
Internal, sublet and other	48.8%	48.1%	70	bps
Total	47.9%	47.9%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$83,063	$81,273	$1,790	2.2%
Gross profit per retail unit (excludes fleet)	$1,379	$1,366	$13	1.0%

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$80,860	$80,852	$8	0.0%
Gross profit per retail unit (excludes fleet)	$1,370	$1,359	$11	0.8%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended March 31,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Compensation	$176,547	$169,041	$(7,506)		(4.4%)
Advertising	15,257	15,347	90		0.6%
Rent	18,487	18,720	233		1.2%
Other	81,943	81,267	(676)		(0.8%)

Total SG&A expenses	$292,234	$284,375	$(7,859)		(2.8%)

Adjustments:
Storm damage	$(2,382)	$(6,043)
Legal settlements	1,149	—

Total SG&A adjustments	$(1,233)	$(6,043)

Adjusted:

Total adjusted SG&A expenses	$291,001	$278,332	$(12,669)		(4.6%)

Reported:
SG&A expenses as a % of gross profit
Compensation	50.4%	49.0%	(140	)bps
Advertising	4.4%	4.4%	0	bps
Rent	5.3%	5.4%	10	bps
Other	23.3%	23.6%	30	bps

Total SG&A expenses as a % of gross profit	83.4%	82.4%	(100	)bps

Adjustments:
Storm damage	(0.6%)	(1.8%)
Legal settlements	0.3%	0.0%

Total effect of adjustments	(0.3%)	(1.8%)

Adjusted:

Total adjusted SG&A as a % of gross profit	83.1%	80.6%	(250	)bps